                             Janus Investment Fund
                            Janus Money Market Fund
                       Janus Tax-Exempt Money Market Fund
                       Janus Government Money Market Fund

                        Supplement dated April 16, 2007
                      to Currently Effective Prospectuses

Effective April 16, 2007, the following replaces the corresponding information in the "INVESTMENT PERSONNEL" section of the Prospectus:

       Craig Jacobson, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Money Market Fund and Janus Government Money Market Fund, both of which he has co-managed since April 2007. He is also Portfolio Manager of Janus Tax-Exempt Money Market Fund, which he has managed or co-managed since March 2007. In addition, he is Portfolio Manager of other Janus accounts and performs duties as a fixed-income analyst. Mr. Jacobson joined Janus Capital in 1995 and became a money market trader in 1997. He holds a Bachelor of Science degree in Finance and a Master of Science degree in Finance from the University of Illinois. Mr. Jacobson and J. Eric Thorderson are jointly and primarily responsible for the day-to-day management of Janus Money Market Fund and Janus Government Money Market Fund, with no limitation on the authority of one co-portfolio manager in relation to the other. Mr. Jacobson holds the Chartered Financial Analyst designation.

       J. Eric Thorderson, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Money Market Fund, which he has co-managed since February 2004, and Janus Government Money Market Fund, which he has managed or co-managed since February 1999. He is also Portfolio Manager of other Janus accounts. Mr. Thorderson joined Janus Capital in 1996 as a money market analyst. He holds a Bachelor of Arts degree in Business Administration from Wayne State University and a Master's degree in Business Administration from the University of Illinois. Mr. Thorderson and Craig Jacobson are jointly and primarily responsible for the day-to-day management of Janus Money Market Fund and Janus Government Money Market Fund, with no limitation on the authority of one co-portfolio manager in relation to the other. Mr. Thorderson holds the Chartered Financial Analyst designation.

Effective April 16, 2007, references to Jeanine Morroni and Sharon Pichler are deleted. Ms. Pichler will remain with Janus Capital until May 31, 2007 to ensure a smooth transition of the Funds.